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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 14, 2006



                              DGSE COMPANIES, INC.
               (Exact Name of Registrant as Specified in Charter)


           Nevada                        1-11048                 88-0097334
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


                      2817 Forest Lane, Dallas, Texas 75234
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code: (972) 484-3662

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01. Entry into a Material Definitive Agreement.

         Please see the disclosure under Item 2.03 below.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         On August 14, 2006, DGSE Companies, Inc. entered into an amendment to its loan agreement with Texas Capital Bank, N.A. made as of December 22, 2005. This amendment increases the amount of borrowings available under this credit facility from $3,500,000 to $4,000,000 and provides the lender's conditional prior approval for the proposed acquisition by DGSE of Superior Galleries, Inc., which proposed acquisition is described in DGSE's periodic report on Form 8-K filed with the SEC on July 17, 2006. The additional funds are available for general corporate working capital purposes.

         This credit facility includes a revolving promissory note which bears interest at prime plus 1-1/2%, is due on December 22, 2007 and allows for borrowings of up to $ 3,000,000. The credit facility also includes a note in the original principal amount of $ 1,000,000 which bears interest at prime plus 1-3/4% and is due in equal monthly installments of $ 16,667 through December 2010. Repayment of these notes can be accelerated by the lender in the event of a default as described in Exhibit 10.1 hereto.

         A copy of the amendment is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the amendment is qualified in its entirety by reference to the full text of the amendment.

Item 7.01. Regulation FD Disclosure.

         On August 16, 2006, DGSE issued a press release announcing that it had entered into the amendment with Texas Capital Bank, N.A. A copy of the press release is attached as Exhibit 99.1 to this report.

         The disclosure in this Item 7.01, and the press release being filed as an exhibit, is being furnished and will not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits.

         (c)      Exhibits

         10.1     Loan Agreement dated as of December 22, 2005

         10.2 First Amendment to Loan Agreement and Other Loan Documents dated as of July 14, 2006

         99.1     Press Release dated August 16, 2006(a)

_____________
(a) This exhibit is being furnished and will not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           DGSE COMPANIES, INC.

Date:  August 16, 2006                     By: /s/ DR. L.S. SMITH
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                                              Dr. L.S. Smith
                                              Chairman & Chief Executive Officer